                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                              THERMO SENTRON INC.

     As set forth in the section captioned "The Tender Offer -- Procedures For Accepting The Offer And Tendering Shares" in the Offer to Purchase described below, this Notice of Guaranteed Delivery or one substantially in the form hereof must be used to tender shares of common stock, par value $0.01 per share (the "Shares"), of Thermo Sentron Inc., a Delaware corporation (the "Company"), pursuant to the Offer (as defined below) if certificates evidencing Shares are not immediately available or the certificates evidencing Shares and all other required documents cannot be delivered to American Stock Transfer & Trust Company (the "Depositary") prior to the Expiration Date (as defined in the Offer of Purchase), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Depositary.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                     By Mail:                                  By Hand or Overnight Courier:
                  40 Wall Street                                      40 Wall Street
                    46th Floor                                          46th Floor
             New York, New York 10005                            New York, New York 10005
          Attn: Reorganization Department                     Attn: Reorganization Department

                           By Facsimile Transmission:
                                 (718) 234-5001

                             Confirm by Telephone:
                                 (718) 921-8200

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Offer to Purchase) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

Ladies and Gentlemen:

     The undersigned hereby tenders to Sentron Acquisition, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Thermedics Inc., a Massachusetts corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 3, 2000 (the "Offer to Purchase") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in the section of the Offer to Purchase captioned "The Tender Offer -- Procedures For Accepting The Offer And Tendering Shares."


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 Signature(s):                                          Address:
               -------------------------------------             ------------------------------------------
 Name(s) of Record Holder(s):
                              ----------------------    ---------------------------------------------------
                                                                                                   Zip Code
 ---------------------------------------------------    Area Code and Tel. No.(s):
                Please Type or Print                                               ------------------------

 Number of Shares:                                      Check box if Shares will be tendered by book-entry
                   ---------------------------------    transfer:  [ ]

 Share Certificate No(s).(if available):                DTC Account Number:
                                         -----------                        -------------------------------

 ---------------------------------------------------

 ---------------------------------------------------
 Dated:                                       , 2000
        --------------------------------------

                                   GUARANTEE
                   (Not to be used for signature guarantees)

      The undersigned, a firm which is a commercial bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchanges' Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program, hereby guarantees to either deliver to the Depositary certificates evidencing all the Shares tendered hereby, in proper form for transfer, or to deliver such Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company, in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry transfer, and any other required documents, all within three American Stock Exchange trading days after the date hereof.

 Name of Firm:
              -----------------------------------------------------------------
 Address:
          ---------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                                                       Zip Code
 Area Code and Tel. No.:
                         ------------------------------------------------------
 Authorized Signature:
                       --------------------------------------------------------
 Name:
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 Title:
        -----------------------------------------------------------------------
 Dated:                                                                  , 2000
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     NOTE: DO NOT SEND CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
         CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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